EXHIBIT 99.12

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

z_eqmc0401_mkt - Price/Yield - M1                                                                    AIG ANALYSIS

Balance                                  $58,500,000.00                        Delay                                     24
Coupon                                                                         Dated                                     1/1/2004
Settle                                   1/29/2004                             First Payment                             2/25/2004

                                  Prepay                       50 PricingSpeed                           50 PricingSpeed
                                 Default                            17.163 CDR                                16.683 CDR
                           Loss Severity                                   40%                                       40%
                       Servicer Advances                                  100%                                      100%
                         Liquidation Lag                                    12                                        12
                                   LIBOR                          STATIC LIBOR                             FORWARD LIBOR
                                TRIGGERS                                  FAIL                                      FAIL
                     Optional Redemption                               Call (N)                                  Call (N)

                     Principal Writedown                       4,502.86 (0.01%)                          4,745.88 (0.01%)
      Total Collat Loss (Collat Maturity)               210,536,882.65 (23.39%)                   208,130,554.26 (23.13%)
Total Collat Liquidation (Collat Maturity)              518,288,916.88 (57.59%)                   512,778,508.86 (56.98%)


z_eqmc0401_mkt - Price/Yield - M2                                                                     AIG ANALYSIS

Balance                                  $49,500,000.00                            Delay                                 24
Coupon                                                                             Dated                                 1/1/2004
Settle                                   1/29/2004                                 First Payment                         2/25/2004

                                  Prepay                           50 PricingSpeed                       50 PricingSpeed
                                 Default                                 11.78 CDR                            11.703 CDR
                           Loss Severity                                       40%                                   40%
                       Servicer Advances                                      100%                                  100%
                         Liquidation Lag                                        12                                    12
                                   LIBOR                              STATIC LIBOR                         FORWARD LIBOR
                                TRIGGERS                                      FAIL                                  FAIL
                     Optional Redemption                                   Call (N)                              Call (N)

                     Principal Writedown                           5,961.91 (0.01%)                     10,670.80 (0.02%)
      Total Collat Loss (Collat Maturity)                   172,667,203.02 (19.19%)               172,535,091.84 (19.17%)
Total Collat Liquidation (Collat Maturity)                  424,503,605.52 (47.17%)               424,605,664.84 (47.18%)

z_eqmc0401_mkt - Price/Yield - M3                                                                      AIG ANALYSIS

Balance                                  $13,500,000.00                             Delay                                 24
Coupon                                                                              Dated                                 1/1/2004
Settle                                   1/29/2004                                  First Payment                         2/25/2004

                                  Prepay                            50 PricingSpeed                       50 PricingSpeed
                                 Default                                 10.677 CDR                             10.58 CDR
                           Loss Severity                                        40%                                   40%
                       Servicer Advances                                       100%                                  100%
                         Liquidation Lag                                         12                                    12
                                   LIBOR                               STATIC LIBOR                         FORWARD LIBOR
                                TRIGGERS                                       FAIL                                  FAIL
                     Optional Redemption                                    Call (N)                              Call (N)

                     Principal Writedown                            3,800.77 (0.03%)                      9,683.99 (0.07%)
      Total Collat Loss (Collat Maturity)                    162,951,318.29 (18.11%)               162,587,771.73 (18.07%)
Total Collat Liquidation (Collat Maturity)                   400,474,422.84 (44.50%)               399,991,604.50 (44.44%)

z_eqmc0401_mkt - Price/Yield - M4                                                                  AIG ANALYSIS

Balance                                  $13,500,000.00                         Delay                                  24
Coupon                                                                          Dated                                  1/1/2004
Settle                                   1/29/2004                              First Payment                          2/25/2004

                                  Prepay                        50 PricingSpeed                        50 PricingSpeed
                                 Default                              9.807 CDR                              9.546 CDR
                           Loss Severity                                    40%                                    40%
                       Servicer Advances                                   100%                                   100%
                         Liquidation Lag                                     12                                     12
                                   LIBOR                           STATIC LIBOR                          FORWARD LIBOR
                                TRIGGERS                                   FAIL                                   FAIL
                     Optional Redemption                                Call (N)                               Call (N)

                     Principal Writedown                          954.24 (0.01%)                       7,957.86 (0.06%)
      Total Collat Loss (Collat Maturity)                154,685,320.98 (17.19%)                152,628,992.56 (16.96%)
Total Collat Liquidation (Collat Maturity)               380,042,628.24 (42.23%)                375,362,531.80 (41.71%)
